                                                                      EX-99.q.1.

                                 ABERDEEN FUNDS
                          (a Delaware statutory trust)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned as trustees and/or  officers of ABERDEEN FUNDS (the "Trust"),  a Delaware  statutory  trust, hereby  constitutes  and appoints  William  Baltrus,  Vincent  Esposito,  Joseph
Malone,  Jennifer  Nichols,  and Lucia  Sitar and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and  resubstitution,  to sign the Registration  Statement on Form N-1A under the
Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended, of Aberdeen Funds and any and all amendments  thereto,  and to file the same,  with all exhibits  thereto and other  documents in connection  therewith, with the U.S.  Securities and Exchange  Commission,  and each of them shall have full  power and  authority  to do and  perform  in the name and on behalf of the undersigned in any and all capacities,  all and every act and thing requisite or necessary  to be done,  as fully and to all  intents  and  purposes as he or she might or could do in person,  hereby  ratifying and  confirming  that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.
This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the undersigned has herewith set his, her or its name and seal as of this 12th day of December 2007.

/s/ P.Gerald Malone                                   /s/ Warren C. Smith
P. Gerald Malone, Trustee                             Warren C. Smith, Trustee

/s/ Richard H. McCoy                                  /s/ Jack Solan
Richard H. McCoy, Trustee                             Jack Solan, Trustee

/s/ Peter D. Sacks                                    /s/ Martin Gilbert
Peter D. Sacks, Trustee                               Martin Gilbert, Trustee

/s/ John T. Sheehy                                    /s/ Gary W. Bartlett
John T. Sheehy, Trustee                               Gary W. Bartlett, Trustee